OPPENHEIMER SENIOR FLOATING RATE FUND

Supplement dated August 30, 2013 to the Prospectus

dated October 26, 2012

This supplement amends the Prospectus of Oppenheimer Senior Floating Rate Fund (the “Fund”) dated October 26, 2012, and is in addition to any other supplements.

Effective October 1, 2013:

1. The Class C share information in table titled “Annual Fund Operating Expenses,” on page 3 of the Prospectus, has been deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class C3
Management Fees	0.61%
Distribution and/or Service (12b-1) Fees	1.00%
Total Other Expenses	0.27%
Interest and Fees from Borrowings	0.11%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.89%
Fee Waiver and/or Expense Reimbursement[2]	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.88%

2. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates. This expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

3. Distribution and/or Service (12b-1) Fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect current fees.

2. The Class C share information in the table under the section titled “Example,” on page 3 of the Prospectus, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class C	$293	$598	$1,030	$2,231	$193	$598	$1,030	$2,231

3. The paragraph titled “About Class C Shares” under the section titled “Choosing a Share Class,” on page 18 of the Prospectus, has been deleted in its entirety and replaced with the following:

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of the purchase. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

4. The first paragraph of the section titled “DISTRIBUTION AND SERVICE (12b-1) PLANS – Distribution and Service Plans for Class B, Class C and Class N Shares,” on page 25 of the prospectus, has been deleted in its entirety and replaced with the following:

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Board of Trustees has currently set the fee for Class B shares at an annual rate of 0.50% of the daily net assets of those classes, but may increase it up to 0.75% in the future. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B shares annual expenses by 0.75%, increase the Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

August 30, 2013	PS0291.036